EXHIBIT INDEX
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Exhibit       Description
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   1          Form of Rights  Agreement  (the  "Rights  Agreement")  dated as of
              August 18, 1998 between GPU, Inc. and ChaseMellon Shareholder Services, L.L.C. which includes, as Exhibit A thereto, the form of Rights
              Certificate.